Exhibit 99.1

SUN MICROSYSTEMS REPORTS RESULTS FOR

FIRST QUARTER FISCAL YEAR 2006

—Revenues up 3.7%

—GAAP loss of $0.04 per share; non-GAAP loss of $0.01 per share, excluding stock-based compensation charges

SANTA CLARA, Calif. - November 1, 2005 - Sun Microsystems, Inc., (NASDAQ: SUNW) reported results today for its fiscal first quarter, which ended September 25, 2005, the Company’s first period that included results of operations from SeeBeyond Technology Corporation, which Sun acquired on August 25, 2005, and Storage Technology Corporation, which Sun acquired on August 31, 2005.

Revenues for the first quarter of fiscal 2006 were $2.726 billion, an increase of 3.7 percent as compared with $2.628 billion for the first quarter of fiscal 2005. Total gross margin as a percent of revenues was 44.1 percent, an increase of 3.3 percentage points, as compared with the first quarter of fiscal 2005.

Net loss for the first quarter of fiscal 2006 on a GAAP basis, which included $50 million with respect to stock based compensation related to the implementation of SFAS 123R in the quarter, was $123 million or a net loss of $0.04 per share, as compared with a net loss of $133 million, or a net loss of $0.04 per share, for the first quarter of fiscal 2005.

GAAP net loss for the first quarter of fiscal 2006 included a $60 million acquisitions-related charge for purchased in-process research and development costs, a $12 million charge for workforce and real estate restructuring, a $13 million gain on equity investments, and a $4 million benefit for related tax effects. Excluding these charges, gain and tax effects, non-GAAP net loss was $68 million or $0.02 per share. For comparability, if we exclude the stock based compensation charge relating to the implementation of SFAS 123R of $50 million, our non-GAAP net loss was $18 million or a loss of $0.01 per share.

Cash flow from operations for the first quarter was $224 million and cash and marketable debt securities balance at the end of the quarter was $4.533 billion.

Steve McGowan, Sun’s chief financial officer and executive vice president, corporate resources, said, “In addition to closing two significant acquisitions during the quarter, we continued to build upon 16 consecutive years of generating positive cash flow from operations. We are very pleased with the strength of our balance sheet at quarter end that includes a cash position of over $4.5 billion and an increase in deferred revenues. “

“With the acquisitions of StorageTek and SeeBeyond this quarter, revenue grew and customers are responding very positively,” said Scott McNealy, chairman and CEO, Sun Microsystems. “We’re seeing momentum, with the doubling of price/performance for our UltraSPARC® IV+ processor-based Sun Fire™ servers, clearing the 3,000,000 license mark with Solaris™ 10 Operating System (OS), a 55% sequential increase in Sun Java™ Enterprise System subscribers, and our Opteron™ processor-based Sun Fire server business growing units 109% and our midrange storage arrays, led by the Sun StorEdge™ 6920, growing revenue 15% year over year. We are confident in our product strategy, and as momentum behind our execution builds, we are beginning to fire on all cylinders.”

The Q1 fiscal 2006 results included $226 million in revenue, $99 million in gross margin, $17 million in research and development expense and $87 million in selling, general and administrative expense related to the operations of StorageTek and SeeBeyond following the respective closing dates of these acquisitions and reflect the impact of preliminary purchase price allocations and adjustments. We have estimated the fair value of certain tangible and intangible assets acquired and liabilities assumed in our preliminary allocation of purchase price. As permitted under GAAP, and for up to twelve months from the date of acquisition, some of these estimates may be subject to adjustment as we finalize the purchase price allocation.

Sun has scheduled a conference call today to discuss its earnings for Q1 fiscal year 2006 at 1:30 p.m. (PT), which is being broadcast live at www.sun.com/investors.

About Sun Microsystems, Inc.

Since its inception in 1982, a singular vision — “The Network Is The Computer™” — has propelled Sun Microsystems, Inc. (Nasdaq: SUNW) to its position as a leading provider of industrial-strength hardware, software and services that make the Net work. Sun can be found in more than 100 countries and on the World Wide Web at http://www.sun.com.

FOR MORE INFORMATION

INVESTOR CONTACT:

Barry Plaga (626) 408-3100

barry.plaga@sun.com

MEDIA CONTACT:

Stephanie Vonallmen (650) 786-8589

stephanie.vonallmen@sun.com

INDUSTRY ANALYST CONTACT:

Joanne Masters (650) 786-0847

joanne.masters@sun.com

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the future results and performance of Sun Microsystems, Inc., including statements regarding our expectations with respect to our customers’ response to the StorageTek and SeeBeyond acquisitions, Sun’s momentum and Sun beginning to fire on all cylinders. These forward-looking statements involve risks and uncertainties and actual results could differ materially from those predicted in any such forward-looking statements. Factors that could cause actual results to differ materially from those contained in our projections and forward-looking statements include: increased competition; failure to rapidly and successfully develop and introduce new products; our reliance on single-source suppliers; risks associated with our international customers and operations; delays in product development or customer acceptance and implementation of new products and technologies; pricing pressures; our dependence on significant customers and specific industries; our dependence on channel partners; and failure to successfully integrate acquisition candidates. Please also refer to Sun’s periodic reports that are filed from time to time with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2005. Sun assumes no obligation and does not intend to update these forward-looking statements.

To supplement Sun’s consolidated financial statements presented in accordance with GAAP, Sun provides non-GAAP net income (loss) and non-GAAP net income (loss) per share data. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

Sun’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain charges, gains and tax effects that may not be indicative of our core business operating results. Sun believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing Sun’s performance. These non-GAAP financial measures also facilitate comparisons to Sun’s historical performance and our competitors’ operating results. We include these non-GAAP financial measures because we believe they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making. Non-GAAP measures in this press release are reconciled to comparable GAAP measures in the table entitled “Non-GAAP Calculation of Net Income (Loss) Excluding Special Items “ following the text of this press release.

Sun, Sun Microsystems, the Sun logo, Sun Fire, Solaris, Java, Sun StorEdge and The Network Is The Computer are trademarks or registered trademarks of Sun Microsystems, Inc. in the United States and in other countries. All SPARC trademarks are used under license and are trademarks or registered trademarks of SPARC International, Inc. in the US and other countries. Products bearing SPARC trademarks are based upon an architecture developed by Sun Microsystems, Inc. Opteron is a trademark or registered trademark of Advanced Micro Devices, Inc.

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended
	September 25, 2005	September 26, 2004
Net revenues:
Products	$1,704	$1,676
Services	1,022	952

Total net revenues	2,726	2,628
Cost of sales:
Cost of sales-products (including stock-based compensation expense of $2(1))	966	1,004
Cost of sales-services (including stock-based compensation expense of $7(1))	558	551

Total cost of sales	1,524	1,555

Gross margin	1,202	1,073
Operating expenses:
Research and development (including stock-based compensation expense of $17(1))	439	416
Selling, general and administrative (including stock-based compensation expense of $24(1))	828	670
Restructuring charges	12	108
Purchased in-process research and development	60	—

Total operating expenses	1,339	1,194

Operating loss	(137)	(121)
Gain (loss) on equity investments, net	13	(4)
Interest and other income, net	44	31

Loss before income taxes	(80)	(94)
Provision for income taxes	43	39

Net loss	$(123)	$(133)

Net income loss per common share-basic and diluted	$(0.04)	$(0.04)

Shares used in the calculation of net income loss per common share-basic and diluted	3,407	3,343

(1)	For the three months ended September 25, 2005

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	September 25, 2005	June 30, 2005*
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,508	$2,051
Short-term marketable debt securities	993	1,345
Accounts receivable, net	2,087	2,231
Inventories	551	431
Deferred and prepaid tax assets	285	255
Prepaid expenses and other current assets	713	878

Total current assets	6,137	7,191

Property, plant and equipment, net	1,901	1,769
Long-term marketable debt securities	2,032	4,128
Goodwill	2,466	441
Other acquisition-related intangible assets, net	1,288	113
Other non-current assets, net	650	548

	$14,474	$14,190

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt and short-term borrowings	$512	$—
Accounts payable	1,091	1,167
Accrued payroll-related liabilities	836	713
Accrued liabilities and other	1,060	1,014
Deferred revenues	1,507	1,648
Warranty reserve	251	224

Total current liabilities	5,257	4,766

Long-term debt	603	1,123
Long-term deferred revenues	549	544
Other non-current obligations	1,410	1,083
Total stockholders’ equity	6,655	6,674

	$14,474	$14,190

*	Derived from audited financial statements

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited, in millions)

	Three Months Ended
	September 25, 2005	September 26, 2004
Cash flows from operating activities:
Net loss	$(123)	$(133)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	143	164
Amortization of other intangible assets	46	18
Stock-based compensation expense	50	5
Purchased in-process research and development	60	—
Loss (gain) on investments, net	(13)	4
Changes in operating assets and liabilities:
Accounts receivable, net	449	606
Inventories	67	47
Prepaid and other assets	203	31
Accounts payable	(174)	(252)
Other liabilities	(484)	(366)

Net cash provided by operating activities	224	124

Cash flows from investing activities:
Purchases of marketable debt securities	(454)	(1,377)
Proceeds from sales of marketable debt securities	2,818	1,310
Proceeds from maturities of marketable debt securities	75	292
Proceeds from sales of equity investments, net	9	—
Purchases of property, plant and equipment, net	(48)	(56)
Purchases of spare parts and other assets	(20)	(12)
Payments for acquisitions, net of cash acquired	(3,150)	—

Net cash provided by (used in) investing activities	(770)	157

Cash flows from financing activities:
Proceeds from issuance of common stock, net	3	15
Principal payments on borrowings and other obligations	—	(250)

Net cash provided by (used in) financing activities	3	(235)

Net increase (decrease) in cash and cash equivalents	(543)	46
Cash and cash equivalents, beginning of period	2,051	2,141

Cash and cash equivalents, end of period	$1,508	$2,187

SUN MICROSYSTEMS, INC.

NON-GAAP CALCULATION OF NET INCOME (LOSS) EXCLUDING SPECIAL ITEMS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended
	September 25,	September 26,
	2005	2004
Calculation of net income (loss) excluding special items:

Net loss**	$(123)	$(133)
Restructuring charges	12	108
Purchased in-process research and development	60	—
Loss (gain) on equity investments, net	(13)	4
Settlement of litigation*	—	55
Related tax effects	(4)	(7)

Net income (loss) excluding special items	$(68)	$27

Net income (loss) excluding special items per common share - basic	$(0.02)	$0.01

Net income (loss) excluding special items per common share - diluted	$(0.02)	$0.01

Shares used in the calculation of net income (loss) excluding special items per common share – basic	3,407	3,343

Shares used in the calculation of net income (loss) excluding special items per common share – diluted	3,407	3,356

*	Included in Cost of sales – products
**	Net loss for the quarter ended September 25, 2005 included $50 million of stock-based compensation expense or approximately $0.01 per share.

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

STATEMENTS OF OPERATIONS (in millions except per share amounts)	FY 2006	FY 2005					FY 2004
	Q1	Q1	Q2	Q3	Q4	FY05	Q1	Q2	Q3	Q4	FY04
		(Restated)	(Restated)	(Restated)			(Restated)	(Restated)	(Restated)	(Restated)
NET REVENUES
Products	1,704	1,676	1,840	1,683	1,927	7,126	1,634	1,944	1,711	2,066	7,355
Services	1,022	952	1,001	944	1,047	3,944	902	944	940	1,044	3,830
TOTAL	2,726	2,628	2,841	2,627	2,974	11,070	2,536	2,888	2,651	3,110	11,185
Growth vs. prior year (%)	3.7%	3.6%	-1.6%	-0.9%	-4.4%	-1.0%	-7.7%	-0.9%	-5.0%	4.3%	-2.2%
Growth vs. prior quarter (%)	-8.3%	-15.5%	8.1%	-7.5%	13.2%		-15.0%	13.9%	-8.2%	17.3%

COST OF SALES
Products	966	949	1,065	975	1,130	4,119	965	1,107	980	1,238	4,290
Cost of settlement	0	55	0	0	0	55	0	0	0	0	0
Total	966	1,004	1,065	975	1,130	4,174	965	1,107	980	1,238	4,290
Services	558	551	578	565	613	2,307	555	573	603	648	2,379
TOTAL	1,524	1,555	1,643	1,540	1,743	6,481	1,520	1,680	1,583	1,886	6,669
% of revenue	55.9%	59.2%	57.8%	58.6%	58.6%	58.5%	59.9%	58.2%	59.7%	60.6%	59.6%

PRODUCTS GROSS MARGIN
Products	738	727	775	708	797	3,007	669	837	731	828	3,065
% of product revenue	43.3%	43.4%	42.1%	42.1%	41.4%	42.2%	40.9%	43.1%	42.7%	40.1%	41.7%
Cost of settlement	0	(55)	0	0	0	(55)	0	0	0	0	0
% of product revenue	0.0%	-3.3%	0.0%	0.0%	0.0%	-0.8%	0.0%	0.0%	0.0%	0.0%	0.0%
Total product margin	738	672	775	708	797	2,952	669	837	731	828	3,065
% of product revenue	43.3%	40.1%	42.1%	42.1%	41.4%	41.4%	40.9%	43.1%	42.7%	40.1%	41.7%
Services gross margin	464	401	423	379	434	1,637	347	371	337	396	1,451
% of service revenue	45.4%	42.1%	42.3%	40.1%	41.5%	41.5%	38.5%	39.3%	35.9%	37.9%	37.9%
Total excluding settlement	1,202	1,128	1,198	1,087	1,231	4,644	1,016	1,208	1,068	1,224	4,516
% of revenue	44.1%	42.9%	42.2%	41.4%	41.4%	42.0%	40.1%	41.8%	40.3%	39.4%	40.4%
Cost of settlement	0	(55)	0	0	0	(55)	0	0	0	0	0
% of revenue	0.0%	-2.1%	0.0%	0.0%	0.0%	-0.5%	0.0%	0.0%	0.0%	0.0%	0.0%

TOTAL GROSS MARGIN	1,202	1,073	1,198	1,087	1,231	4,589	1,016	1,208	1,068	1,224	4,516
% of revenue	44.1%	40.8%	42.2%	41.4%	41.4%	41.5%	40.1%	41.8%	40.3%	39.4%	40.4%
R&D	439	416	447	450	472	1,785	467	471	470	518	1,926
% of revenue	16.1%	15.8%	15.7%	17.1%	15.9%	16.1%	18.4%	16.3%	17.7%	16.7%	17.2%
PURCHASED IN PROCESS R&D	60	0	0	0	0	0	1	0	0	69	70
% of revenue	2.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	2.2%	0.6%
SG&A	828	670	726	735	788	2,919	798	828	842	849	3,317
% of revenue	30.4%	25.5%	25.6%	28.0%	26.5%	26.4%	31.5%	28.7%	31.8%	27.3%	29.7%
RESTRUCTURING CHARGES	12	108	24	44	86	262	1	(10)	203	150	344
% of revenue	0.4%	4.1%	0.8%	1.7%	2.9%	2.4%	0.0%	-0.3%	7.7%	4.8%	3.1%
IMPAIRMENT EXPENSE	0	0	0	0	0	0	0	0	0	49	49
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.6%	0.4%

TOTAL OPERATING EXPENSES	1,339	1,194	1,197	1,229	1,346	4,966	1,267	1,289	1,515	1,635	5,706
% of revenue	49.1%	45.4%	42.1%	46.8%	45.3%	44.9%	50.0%	44.6%	57.1%	52.6%	51.0%

OPERATING INCOME (LOSS)	(137)	(121)	1	(142)	(115)	(377)	(251)	(81)	(447)	(411)	(1,190)
Operating margin	-5.0%	-4.6%	0.0%	-5.4%	-3.9%	-3.4%	-9.9%	-2.8%	-16.9%	-13.2%	-10.6%
Interest and other income, net	44	31	33	37	32	133	21	20	23	30	94
Gain (loss) on equity investments, net	13	(4)	9	2	(1)	6	(25)	(36)	3	(6)	(64)
Settlement income	0	0	0	54	0	54	0	0	0	1,597	1,597
PRETAX INCOME (LOSS)	(80)	(94)	43	(49)	(84)	(184)	(255)	(97)	(421)	1,210	437
Pretax income (loss) margin	-2.9%	-3.6%	1.5%	-1.9%	-2.8%	-1.7%	-10.1%	-3.4%	-15.9%	38.9%	3.9%

INCOME TAX PROVISION (BENEFIT)	43	39	39	(21)	(134)	(77)	33	29	333	430	825
TAX RATE (%)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
NET INCOME (LOSS) (Reported)*****	(123)	(133)	4	(28)	50	(107)	(288)	(126)	(754)	780	(388)
Growth vs. prior year (%)	7.5%	53.8%	103.2%	96.3%	-93.6%	72.4%	-159.5%	94.5%	-18950.0%	178.5%	88.5%
Growth vs. prior quarter (%)	-346.0%	-117.1%	103.0%	-800.0%	278.6%		71.0%	56.3%	-498.4%	203.4%
Net income (loss) margin	-4.5%	-5.1%	0.1%	-1.1%	1.7%	-1.0%	-11.4%	-4.4%	-28.4%	25.1%	-3.5%
EPS (Diluted) (Reported)	(0.04)	(0.04)	0.00	(0.01)	0.01	(0.03)	(0.09)	(0.04)	(0.23)	0.23	(0.12)
Growth vs. prior year (%)	0.0%	55.6%	100.0%	95.7%	-95.7%	75.0%	-125.0%	94.4%	N/A	174.2%	-88.7%
Growth vs. prior quarter (%)	-500.0%	-117.4%	100.0%	N/A	100.0%		71.0%	55.6%	-475.0%	200.0%

SHARES (CSE)(Diluted)	3,407	3,343	3,400	3,376	3,410	3,368	3,235	3,262	3,286	3,348	3,277
OUTSTANDING SHARES	3,410	3,344	3,375	3,383	3,410	3,410	3,240	3,280	3,293	3,336	3,336

The information above has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2005, filed with the SEC on September 13, 2005.

	FY 2006	FY 2005					FY 2004
(in millions)	Q1	Q1	Q2	Q3	Q4	FY05	Q1	Q2	Q3	Q4	FY04
REVENUE BY GEOGRAPHY
UNITED STATES ($M)	1,159	1,105	1,130	981	1,176	4,392	1,162	1,214	1,037	1,356	4,769
Growth vs. prior year (%)	4.9%	-4.9%	-6.9%	-5.3%	-13.3%	-7.9%	-6.4%	-4.2%	-14.4%	2.2%	-5.5%
Growth vs. prior quarter (%)	-1.4%	-18.5%	2.3%	-13.1%	19.9%		-12.4%	4.5%	-14.6%	30.8%
EUROPE ($M)	912	918	975	938	1,064	3,895	780	966	941	1,026	3,713
Growth vs. prior year (%)	-0.7%	17.7%	0.9%	-0.3%	3.7%	4.9%	-3.2%	3.6%	6.2%	7.5%	3.8%
Growth vs. prior quarter (%)	-14.3%	-10.5%	6.2%	-3.8%	13.4%		-18.2%	23.8%	-2.6%	9.0%
JAPAN ($M)	166	183	190	199	158	730	185	192	207	178	762
Growth vs. prior year (%)	-9.3%	-1.1%	-1.0%	-3.9%	-11.2%	-4.2%	-26.0%	-21.0%	-14.8%	-11.0%	-18.6%
Growth vs. prior quarter (%)	5.1%	2.8%	3.8%	4.7%	-20.6%		-7.5%	3.8%	7.8%	-14.0%
REST OF WORLD ($M)	489	422	546	509	576	2,053	409	516	466	550	1,941
Growth vs. prior year (%)	15.9%	3.2%	5.8%	9.0%	4.7%	5.8%	-8.9%	9.1%	3.8%	9.8%	3.7%
Growth vs. prior quarter (%)	-15.1%	-23.3%	29.4%	-7.0%	13.2%		-18.4%	26.2%	-9.7%	18.0%
% of Total Revenue
UNITED STATES (%)	42.5%	42.0%	39.8%	37.4%	39.5%	39.7%	45.8%	42.1%	39.1%	43.6%	42.6%
EUROPE (%)	33.5%	34.9%	34.3%	35.7%	35.8%	35.2%	30.8%	33.4%	35.5%	33.0%	33.2%
JAPAN (%)	6.1%	7.0%	6.7%	7.6%	5.3%	6.6%	7.3%	6.6%	7.8%	5.7%	6.8%
REST OF WORLD (%)	17.9%	16.1%	19.2%	19.3%	19.4%	18.5%	16.1%	17.9%	17.6%	17.7%	17.4%

PRODUCTS AND SERVICES REVENUE
COMPUTER SYSTEMS PRODUCTS ($M)	1,274	1,354	1,505	1,391	1,576	5,826	1,282	1,568	1,365	1,639	5,854
Growth vs. prior year (%)	-5.9%	5.6%	-4.0%	1.9%	-3.8%	-0.5%	-15.2%	-3.3%	-10.8%	3.7%	-6.2%
Growth vs. prior quarter (%)	-19.2%	-17.4%	11.2%	-7.6%	13.3%		-18.9%	22.3%	-12.9%	20.1%
NETWORK STORAGE PRODUCTS ($M)	430	322	335	292	351	1,300	352	376	346	427	1,501
Growth vs. prior year (%)	33.5%	-8.5%	-10.9%	-15.6%	-17.8%	-13.4%	-4.3%	-4.1%	-5.7%	0.9%	-3.2%
Growth vs. prior quarter (%)	22.5%	-24.6%	4.0%	-12.8%	20.2%		-16.8%	6.8%	-8.0%	23.4%
SUPPORT SERVICES ($M)	835	745	774	734	778	3,031	731	745	731	792	2,999
Growth vs. prior year (%)	12.1%	1.9%	3.9%	0.4%	-1.8%	1.1%	7.0%	6.1%	3.8%	4.9%	5.5%
Growth vs. prior quarter (%)	7.3%	-5.9%	3.9%	-5.2%	6.0%		-3.2%	1.9%	-1.9%	8.3%
CLIENT SOLUTIONS & EDUCATIONAL SERVICES ($M)	187	207	227	210	269	913	171	199	209	252	831
Growth vs. prior year (%)	-9.7%	21.1%	14.1%	0.5%	6.7%	9.9%	-7.1%	-0.5%	10.6%	12.5%	4.3%
Growth vs. prior quarter (%)	-30.5%	-17.9%	9.7%	-7.5%	28.1%		-23.7%	16.4%	5.0%	20.6%

NET BOOKINGS, SUN ONLY ($M)	2,413	2,453	2,976	2,536	3,078	11,043	2,538	2,980	2,617	3,179	11,314
Growth vs. prior year (%)	-1.6%	-3.3%	-0.1%	-3.1%	-3.2%	-2.4%	-2.4%	-0.3%	-2.6%	5.3%	0.1%
Growth vs. prior quarter (%)	-21.6%	-22.8%	21.3%	-14.8%	21.4%		-16.0%	17.4%	-12.2%	21.5%
BACKLOG, SUN ONLY ($M)	718	659	792	701	805		707	799	765	834

BALANCE SHEETS (in millions)	FY 2006	FY 2005					FY 2004
	Q1	Q1	Q2	Q3	Q4		Q1	Q2	Q3	Q4
		(Restated)	(Restated)	(Restated)			(Restated)	(Restated)	(Restated)	(Restated)
CASH & ST INVESTMENTS	2,501	3,520	3,639	3,135	3,396		2,520	2,160	2,372	3,601
ACCOUNTS RECEIVABLE, NET	2,087	1,730	1,840	2,020	2,231		1,905	2,214	2,201	2,339
RAW MATERIALS	82	71	64	75	48		107	98	144	82
WORK IN PROCESS	183	158	157	121	121		141	164	123	134
FINISHED GOODS	286	187	208	192	262		178	218	230	248

TOTAL INVENTORIES	551	416	429	388	431		426	480	497	464
OTHER CURRENT ASSETS	998	1,102	1,220	1,419	1,133		1,168	1,244	1,524	1,159

TOTAL CURRENT ASSETS	6,137	6,768	7,128	6,962	7,191		6,019	6,098	6,594	7,563
PP&E, NET	1,901	1,918	1,903	1,851	1,769		2,152	2,115	2,075	1,996
GOODWILL	2,466	406	406	441	441		389	466	470	406
LT MARKETABLE DEBT SECURITIES	2,032	3,913	3,825	4,222	4,128		3,006	3,001	3,111	4,007
OTHER NON-CURRENT ASSETS, NET	1,938	804	774	704	661		857	856	853	833

TOTAL ASSETS	14,474	13,809	14,036	14,180	14,190		12,423	12,536	13,103	14,805

SHORT TERM BORROWINGS	512	0	0	0	0		263	263	257	257
ACCOUNTS PAYABLE	1,091	807	963	1,071	1,167		780	906	1,011	1,057
ACCRUED LIABILITIES & OTHER	2,147	2,108	2,049	2,090	1,951		1,661	1,595	1,898	2,199
DEFERRED REVENUES	1,507	1,346	1,313	1,399	1,648		1,214	1,213	1,342	1,617

TOTAL CURRENT LIABILITIES	5,257	4,261	4,325	4,560	4,766		3,918	3,977	4,508	5,130
LT DEBT	603	1,163	1,145	1,116	1,123		1,215	1,214	1,209	1,175
LT DEFERRED REVENUES	549	524	519	519	544		462	463	537	557
OTHER NON-CURRENT OBLIGATIONS	1,410	1,504	1,482	1,429	1,083		622	601	1,248	1,460
STOCKHOLDERS’ EQUITY	6,655	6,357	6,565	6,556	6,674		6,206	6,281	5,601	6,483

TOTAL LIABILITIES & SE	14,474	13,809	14,036	14,180	14,190		12,423	12,536	13,103	14,805

CASH FLOW	Q1	Q1	Q2	Q3	Q4	FY05	Q1	Q2	Q3	Q4	FY04
OPERATING ACTIVITIES	224	124	52	(2)	195	369	(49)	(282)	385	2,172	2,226
INVESTING ACTIVITIES	(770)	157	(475)	(345)	238	(425)	(492)	123	(338)	(1,604)	(2,311)
FINANCING ACTIVITIES	3	(235)	99	18	84	(34)	7	106	31	67	211

KEY METRICS	Q1	Q1	Q2	Q3	Q4		Q1	Q2	Q3	Q4
INVENTORY TURNS (hist.)	13.3	15.9	14.7	15.0	14.5		13.7	13.3	14.5	15.2
INVENTORY TURNS-PRODUCT ONLY (hist.)	8.6	10.3	9.4	9.7	9.3		9.0	8.7	9.3	9.8
DAYS SALES OUTSTANDING	69	59	58	69	68		68	69	75	68
DAYS PAYABLES OUTSTANDING	(64)	(47)	(53)	(63)	(60)		(46)	(49)	(57)	(50)
DAYS OF SUPPLY ON HAND	33	24	23	23	22		25	26	28	22
L-T DEBT/EQUITY (%)	9.1%	18.3%	17.4%	17.0%	16.8%		19.6%	19.3%	21.6%	18.1%
ROE (12 mo. avg.)(%)	-1.5%	-3.8%	-1.6%	9.6%	-1.6%		-52.0%	-21.3%	-35.1%	-6.3%
BOOK VALUE PER SHARE ($)	1.95	1.90	1.95	1.94	1.96		1.92	1.91	1.70	1.94
PRICE PER SHARE @ CLOSE	3.87	4.13	5.44	4.03	3.73		3.84	4.38	4.11	4.33
ROA (12 mo. avg.)(%)	-0.7%	-1.7%	-0.7%	4.4%	-0.8%		-27.0%	-10.8%	-16.8%	-2.9%
DEPREC. & AMORT. ($M)	189	187	191	191	198		218	189	175	231
CAPITAL INVESTMENTS ($M)	48	56	85	58	58		55	72	62	60
SPARES INVESTMENTS ($M)	20	12	30	26	22		19	7	30	15
NUMBER OF EMPLOYEES	38,588	32,449	31,855	31,999	31,117		36,014	35,802	35,386	34,962
REV. PER EMP. (12 mo.)($K)	289.4	347.5	352.5	350.2	355.8		311.6	312.7	312.5	319.9
GM PER EMP. (12mo.)($K)	122.3	140.9	143.2	143.2	147.5		134.0	133.3	129.9	129.2
OP EXP AS % OF REV (12mo.)	45.8%	50.0%	49.3%	46.9%	44.9%		67.6%	45.7%	48.6%	51.0%
NET INCOME (LOSS) PER EMP. (12mo.)($K)	(2.5)	(7.2)	(3.2)	19.5	(3.4)		(98.9)	(39.2)	(61.1)	(11.1)

The information above has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2005, filed with the SEC on September 13, 2005.

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

NON-GAAP CALCULATION OF NET INCOME (LOSS) EXCLUDING SPECIAL ITEMS (in millions except per share amounts)	FY 2006	FY 2005					FY 2004
	Q1	Q1	Q2	Q3*	Q4****	FY05*	Q1	Q2	Q3	Q4	FY04
		(Restated)	(Restated)	(Restated)			(Restated)	(Restated)	(Restated)	(Restated)
GAAP net income (loss)*****	(123)	(133)	4	(28)	50	(107)	(288)	(126)	(754)	780	(388)
In-process research and development	60	0	0	0	0	0	1	0	0	69	70
Restructuring charges	12	108	24	44	86	262	1	(10)	203	150	344
Loss (gain) on equity investments, net	(13)	4	(9)	(2)	1	(6)	25	36	(3)	6	64
Impairment expense	0	0	0	0	0	0	0	0	0	49	49
Settlement income	0	0	0	(54)	0	(54)	0	0	0	(1,597)	(1,597)
Settlement of litigation**	0	55	0	0	0	55	0	0	0	0	0
Valuation allowance on deferred tax assets	0	0	0	(34)	0	(34)	0	0	300	0	300
Related tax effects	(4)	(7)	(6)	(7)	(6)	(26)	0	0	0	367	367
Net income (loss) excluding special items	(68)	27	13	(81)	131	90	(261)	(100)	(254)	(176)	(791)
Growth vs. prior year (%)	-351.9%	110.3%	113.0%	68.1%	174.4%	111.4%	-234.6%	-1100.0%	-2409.1%	-355.1%	-6691.7%
EPS (Diluted) excluding special items ***	(0.02)	0.01	0.00	(0.02)	0.04	0.03	(0.08)	(0.03)	(0.08)	(0.05)	(0.24)
Growth vs. prior year (%)	-300.0%	112.5%	100.0%	75.0%	180.0%	112.5%	-300.0%	-100.0%	-100.0%	-350.0%	-100.0%
SHARES (CSE)(Diluted)	3,407	3,343	3,400	3,376	3,410	3,368	3,235	3,262	3,286	3,348	3,277
OUTSTANDING SHARES	3,410	3,344	3,375	3,383	3,410	3,410	3,240	3,280	3,293	3,336	3,336

*	The non-GAAP calculation of Net income (loss) excluding special items for the three month period ended March 27, 2005 and year ended June 30, 2005 includes a $69 million benefit for the impact of the change in Dutch withholding tax legislation which was effected in the third quarter of fiscal 2005 and a $213 benefit arising from adjustments to our income tax reserves resulting from the conclusion of a U.S. and foreign income tax audit.
**	Included in Cost of sales – products
***	For the year ended June 30, 2005, and the quarters ended September 26, 2004, and June 30, 2004, Sun used 3,392, 3,356, and 3,327 shares, respectively, to calculate the “EPS (Diluted) excluding special items”. For all other periods, the number of shares used to calculate “EPS (Diluted) (Reported)” and “EPS (Diluted) excluding special items” was the same.
****	The non-GAAP calculation of net income excluding special items for the three months ended June 30, 2005 includes a $213 million benefit arising from adjustments to our income tax reserves resulting from the conclusion of a U.S. and foreign income tax audit.
*****	Net loss for the quarter ended September 25, 2005 included $50 million of stock-based compensation expense or approximately $0.01 per share.

The information above has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2005, filed with the SEC on September 13, 2005.